UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2005

COLLEGIATE PACIFIC INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17293	22-2795073
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 243-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2005, Collegiate Pacific Inc. (the “Company”) purchased 4,746,023 shares of common stock of Sport Supply Group, Inc. (“SSG”) from Emerson Radio Corp. and Emerson Radio (Hong Kong) Limited pursuant to a Stock Purchase Agreement dated July 1, 2005. The Company purchased the shares, which represent a 53.2% interest in SSG, for $32,000,000 in cash. SSG is a direct marketer and B2B e-commerce supplier of sporting goods and physical education equipment to the institutional and youth sports marketplaces. SSG offers over 10,000 products to athletes, coaches and instructors in schools, colleges, universities, governmental agencies, camps and youth organizations across the country.

In connection with the acquisition, Arthur J. Coerver, the Company’s Chief Operating Officer, Harvey Rothenberg, the Company’s Vice President of Marketing, and Paul Schlosberg replaced Geoffrey P. Jurick, Thomas Treichler and Peter Bünger on the board of directors of SSG, Michael Blumenfeld replaced Geoffrey P. Jurick as Chief Executive Officer of SSG and Terrence Babilla retains his position as Chief Operating Officer of SSG and takes on the post of President. Emerson Radio Corp. and Emerson Radio (Hong Kong) Limited have agreed not to compete with the Company and SSG in the manufacture, distribution, design, sale and installation of sports equipment and sporting goods and related parts and supplies for a period of five years from the date of the Stock Purchase Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is included herein as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Financial Statements relating to the acquisition described in this Form 8-K and required pursuant to Rule 3-05 of Regulation S-X are not included herein but will be filed by an amendment to this Form 8-K within 71 days from July 8, 2005.

(b) Pro forma financial information.

Pro forma financial information relating to the acquisition described in this Form 8-K and required pursuant to Article 11 of Regulation S-X is not included herein but will be filed by an amendment to this Form 8-K within 71 days from July 8, 2005.

(c) Exhibits.

EXHIBIT NO.	DESCRIPTION
Exhibit 10.1*	Stock Purchase Agreement dated July 1, 2005 among Collegiate Pacific Inc., Emerson Radio Corp. and Emerson Radio (Hong Kong) Limited

*	Collegiate Pacific Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any exhibit or schedule omitted from Exhibit 10.1 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGIATE PACIFIC INC.

July 8, 2005	By:	/s/ William R. Estill

William R. Estill
Chief Financial Officer

COLLEGIATE PACIFIC INC.

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 10.1*	Stock Purchase Agreement dated July 1, 2005 among Collegiate Pacific Inc., Emerson Radio Corp. and Emerson Radio (Hong Kong) Limited

*	Collegiate Pacific Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any exhibit or schedule omitted from Exhibit 10.1 filed herewith.